Key Management Compensation	12 Months Ended
Dec. 31, 2022
Related Party [Abstract]
Key Management Compensation	Key Management Compensation
The compensation for key management recognized in total comprehensive income in respect of employee services is summarized in the table below. Key management includes our directors, Chief Executive Officer, President and Chief Operating Officer, and senior vice presidents.

(CAD$ in millions)	2022	2021
Salaries, bonuses, director fees and other short-term benefits	$23	$21
Post-employment benefits	(7)	1
Share option compensation expense	12	12
Compensation expense related to Units	54	48
	$82	$82